UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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CLEAN ENERGY SPECIAL SITUATIONS CORP.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLEAN ENERGY SPECIAL SITUATIONS CORP.
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, NY 10174

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 24, 2023

TO THE STOCKHOLDERS OF CLEAN ENERGY SPECIAL SITUATIONS CORP.:

You are cordially invited to attend the special meeting in lieu of an annual meeting of stockholders (the “special meeting”) of Clean Energy Special Situations Corp. (the “Company,” “we,” “us” or “our”) to be held at 11:00 a.m. Eastern Time on August 24, 2023 virtually, at https://www.cstproxy.com/swcspac/sm2023, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate an initial business combination (the “Extension”) from August 28, 2023 to November 28, 2023 with the ability to further extend such date up to six times by one month each (so a maximum of through May 28, 2024), at the discretion of the Company’s board of directors, upon the payment of certain amounts as described in more detail below and in the accompanying proxy statement (the “Extended Date”) (the “Extension Amendment Proposal”);

•        a proposal to elect three members of the Company’s board of directors (“board”), two of whom will be elected as Class A directors, to hold office for a period of three years or until their respective successors are elected and qualified or such individuals’ earlier resignation or removal, and one of whom will be elected as a Class C director, to hold office for the following two years or until a successor is elected and qualified or such individual’s earlier resignation or removal (the “Director Election Proposal”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/swcspac/sm2023. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company had only until February 28, 2023 to complete a business combination. In February 2023, we amended the charter to extend such date to August 28, 2023. There will not be sufficient time before August 28, 2023 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The Company is also asking stockholders to elect three directors which is necessary to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”), as described in the accompanying proxy statement.

The Company’s officers, directors and their affiliates have agreed that if the Extension Amendment Proposal is approved and the Extension is implemented, they or their affiliates will lend to the Company $[•] per share for first three months of the Extension through November 28, 2023 and then $[•] per share for each additional month of the Extension needed to consummate an initial business combination through the Extended Date for each public share that is not redeemed in connection with the stockholder vote to approve the Extension (such loans being referred to herein as the “Contributions”). The Contribution for the first three months of the Extension through November 28, 2023 will be deposited in the trust account established in connection with the IPO (the “trust account”) on or prior to August 28, 2023. The Contribution for any additional month will be deposited into the trust account on or prior to the 28th day of such additional month. The Company’s officers, directors and their affiliates will not make any Contributions unless the Extension Amendment Proposal is approved and the Extension is completed. The Contributions will not bear any interest and will be repayable by the Company to the lenders upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Company’s trust account.

The Company’s board of directors has fixed the close of business on July 31, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are 7,338,929 shares of the Company’s common stock outstanding, consisting of 1,975,714 shares of common stock sold in our IPO and held by public stockholders (the “public shares”), 4,902,622 shares of common stock (the “insider shares”) held by our officers, directors, initial stockholders and their affiliates, including Springwater Promote LLC (the “sponsor”), an affiliate of certain of our officers and directors, and 460,593 shares of common stock held by EarlyBirdCapital, Inc., the representative of the underwriters in the Company’s IPO, and its designees (the “EBC founder shares”). The 4,902,622 insider shares represent approximately 66.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represent approximately 6.3% of the Company’s issued and outstanding common stock. Accordingly, the proposals would be approved even if all public shares are voted against such proposals. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of public shares may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account (calculated as of two business days prior to the special meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal (or any other proposal described herein) or be a holder of record on the record date to exercise redemption rights. The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account anticipated taxes payable but not paid by such date was approximately $___. The closing price of the Company’s common stock on the record date was $10.41. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $___ [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved by August 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds, plus the Contributions, shall remain in the trust account and be available for use by the Company to complete its business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

After careful consideration of all relevant factors, the Company’s board of directors has determined that all three of the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its stockholders and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the election of the director nominees named in this proxy statement and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Director Election Proposal and Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

[•], 2023	By Order of the Board of Directors

Raghu Kilambi
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 24, 2023: This notice of meeting and the accompany proxy statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/swcspac/sm2023.

CLEAN ENERGY SPECIAL SITUATIONS CORP.
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, NY 10174

TO THE STOCKHOLDERS OF CLEAN ENERGY SPECIAL SITUATIONS CORP.:

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 24, 2023

PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to stockholders of Clean Energy Special Situations Corp. (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our special meeting in lieu of an annual meeting of stockholders (the “special meeting”) to be held at 11:00 a.m. Eastern Time on August 24, 2023, virtually, at https://www.cstproxy.com/swcspac/sm2023, for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate an initial business combination (the “Extension”) from August 28, 2023 to November 28, 2023 with the ability to further extend such date up to six times by one month each (so a maximum of through May 28, 2024), at the discretion of the Company’s board of directors, upon the payment of certain amounts as described below and in more detail in this proxy statement (the “Extended Date”) (the “Extension Amendment Proposal”);

•        a proposal to elect three members of the Company’s board of directors (“board”), two of whom will be elected as Class A directors, to hold office for a period of three years or until their respective successors are elected and qualified or such individuals’ earlier resignation or removal, and one of whom will be elected as a Class C director, to hold office for the following two years or until a successor is elected and qualified or such individual’s earlier resignation or removal (the “Director Election Proposal”); and

•        a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are more fully described in this proxy statement.

The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/swcspac/sm2023. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

As described in the Company’s prospectus for the IPO, the charter originally provided that the Company had only until February 28, 2023 to complete a business combination. In February 2023, we amended the charter to extend such date to August 28, 2023. There will not be sufficient time before August 28, 2023 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The Company is also asking stockholders to elect three directors which is necessary to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”), as described in this proxy statement.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

The Company’s board of directors has fixed the close of business on July 31, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

The holders of public shares may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Company’s officers, directors and their affiliates have agreed that if the Extension Amendment Proposal is approved and the Extension is implemented, they or their affiliates will lend to the Company $[•] per share for first three months of the Extension through November 28, 2023 and then $[•] per share for each additional month of the Extension needed to consummate an initial business combination through the Extended Date for each public share that is not redeemed in connection with the stockholder vote to approve the Extension (such loans being referred to herein as the “Contributions”). The Contribution for the first three months of the Extension through November 28, 2023 will be deposited in the trust account established in connection with the IPO on or prior to August 28, 2023. The Contribution for any additional month will be deposited into the trust account on or prior to the 28th day of such additional month. The Company’s officers, directors and their affiliates will not make any Contributions unless the Extension Amendment Proposal is approved and the Extension is completed. The Contributions will not bear any interest and will be repayable by the Company to the lenders upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Company’s trust account.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds, together with the Contributions, shall remain in the trust account and be available for use by the Company to complete its business combination on or before the Extended Date. The Company may therefore need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented, the Company’s warrants and rights will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by August 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Springwater Promote LLC (the “sponsor”), an entity affiliated with the Company’s officers and directors, and the Company’s officers, directors and insider stockholders have waived their rights to participate in any liquidation distribution with respect to the 4,902,622 shares of common stock held by them (the “insider shares”) and EarlyBirdCapital, Inc., the representative of the underwriters in the IPO, has waived its right to participate in any liquidation distribution with respect to the 460,593 shares of common stock held by it and its designees (the “EBC founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The 4,902,622 insider shares represent approximately 66.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represent approximately 6.3% of the Company’s issued and outstanding common stock. Accordingly, all of the proposals would be approved even if all public shares are voted against such proposals.

If the Extension Amendment Proposal is not approved and the Company liquidates, Special Sits General Partner I SA, an affiliate of certain of the Company’s officers and directors, has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.00 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Special Sits General Partner I SA will not be responsible for such third party claims even if a trust account waiver executed by such third party is deemed to be unenforceable. There is no assurance, however, that it will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that Special Sits General Partner I SA will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $___, calculated as of the record date (which is expected to be the same approximate amount two business days before the special meeting) after taking into account anticipated taxes payable but not paid by such date and the removal of $100,000 of interest to pay liquidation and dissolution expenses. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $___, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by such stockholders in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. Because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is July 31, 2023. Record holders of common stock of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 7,338,929 shares of common stock outstanding, including 1,975,714 outstanding public shares. The Company’s warrants and rights do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated [•], 2023, and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read the entire document carefully, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. The Company is a blank check company incorporated in Delaware on October 2, 2020. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In August 2021, the Company consummated its IPO and a concurrent private placement of units (consisting of one share of common stock and one half of one redeemable warrant). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, currently August 28, 2023).

The Company will not be able to complete an initial business combination by August 28, 2023. The board of directors therefore believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this special meeting.

Q. What is being voted on?

A. You are being asked to vote on three proposals:

•   a proposal to amend the Company’s charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date — we refer to this proposal as the “Extension Amendment Proposal”;

•   a proposal to elect three members to the board of directors, two of whom will be elected as Class A directors, to hold office for the following three years or until their respective successors are elected and qualified or such individuals’ earlier resignation or removal, and one of whom will be elected as a Class C director, to hold office for the following two years or until a successor is elected and qualified or such individual’s earlier resignation or removal — we refer to this proposal as the “Director Election Proposal”; and

•   a proposal to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to effectuate the Extension — we refer to this proposal as the “Adjournment Proposal”.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account, plus the Contributions, for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the Extension is implemented and the amount remaining in the trust account may be only a small fraction of the approximately $____ million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete an initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

If the Extension Amendment Proposal is not approved by August 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares and EBC founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and up to $100,000 of interest earned on the funds held in the trust account available to us for liquidation expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?

A. The Company’s charter currently provides for the return of the proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before August 28, 2023.

The Company has not yet entered into a definitive agreement with a target for an initial business combination. As a result, the Company will not be able to consummate an initial business combination by August 28, 2023. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete its business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider extending the period to complete an initial business combination and, thereby the Company’s corporate existence, until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to have your public shares redeemed now, you will retain the right to vote on the Company’s initial business combination when and if it is proposed and submitted to stockholders and the right to have your public shares redeemed for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?

A. The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete such business combination until the Extended Date and to allow for the Redemption.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider extending the period to complete an initial business combination and thereby the Company’s corporate existence, until the Extended Date, particularly as the Company is also affording stockholders who wish to have their public shares redeemed for cash as originally contemplated the opportunity to do so. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q. Why is the Company proposing the Director Election Proposal?

A. Under Nasdaq rules, the Company is required to hold a meeting to elect directors. In addition to sending our stockholders this proxy statement, we are also sending our Annual Report for the year ended December 31, 2022 so that at the special meeting stockholders may discuss and ask questions of the Company with respect to the financial statements if they desire to do so.

Q. Why is the Company proposing the Adjournment Proposal?

A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to seek approval of the Extension Amendment Proposal if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s insiders intend to vote their shares?

A. The holders of the insider shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Extension Amendment Proposal, the Director Election Proposal and Adjournment Proposal if presented. Such individuals are not entitled to have such shares redeemed for cash in connection with the Extension.

On the record date, the 4,902,622 insider shares represented approximately 66.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 6.3% of the Company’s issued and outstanding common stock. Accordingly, we will not need any additional public shares to be voted in favor of the Extension Amendment Proposal or Director Election Proposal to have such proposals approved, given the proposals’ respective affirmative vote requirements under applicable law as described further below.

None of the sponsor or the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the date hereof. At any time prior to the special meeting, during a period when they are not then aware of any material non-public information regarding the Company or its securities, the sponsor, the Company’s officers and directors and/or their respective affiliates may purchase shares of common stock from institutional and other investors who vote, or indicate an intention to vote, against the proposals, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of common stock or to not seek redemption of their public shares in connection with the Extension Amendment Proposal. The purpose of such share purchases and other transactions would be to decrease the number of public shares that were being redeemed for cash. While the nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors shares of common stock or other securities owned by the sponsor for nominal value. Entering into any such arrangements may result in the completion of the Extension that may not otherwise have been possible. Additionally, such arrangements may have a depressive effect on the common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively own shares at an average price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting. Any purchases of shares by the sponsor, the Company’s officers, directors or their affiliates would be made at prices no greater than the current redemption price of approximately $___ per share. Additionally, any shares purchased would not be voted in favor of the Extension Amendment Proposal and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by the sponsor or any of the Company’s directors, executive officers or their respective affiliates.

There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Q. What vote is required to adopt each proposal?

A. Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the record date. On the record date, the 4,902,622 insider shares represented approximately 66.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 6.3% of the Company’s issued and outstanding common stock. The holders of the insider shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Extension Amendment Proposal. Accordingly, we would not need any additional public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Director Election Proposal.    The election of the director nominees requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

As indicated above, the 4,902,622 insider shares represented approximately 66.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 6.3% of the Company’s issued and outstanding common stock. Accordingly, the director nominees would be elected even if all public shares are voted against such director nominees.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal.

Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want the Extension Amendment Proposal to be approved or the director nominees to be elected, you must abstain, not vote, or vote against such proposal or nominees. If the Extension Amendment Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the stockholders who exercise their redemption rights.

Q. Will you seek any further extensions to consummate an initial business combination?	A. The Company may seek further extensions to consummate an initial business combination in the future.

Q. What happens if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by August 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The holders of the insider shares and EBC founder shares waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account that is available to it, which it believes are sufficient for such purposes.

Q. If the Extension Amendment Proposal is approved, what happens next?

A. If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, common stock, warrants and rights will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage of Company shares held by the sponsor and the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my redemption rights in connection with a vote on a business combination if I vote against the Extension Amendment Proposal?

A. Unless you elect to have your shares redeemed, you will be able to vote on proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or have your public shares redeemed upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting virtually by submitting a ballot at the special meeting live webcast. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s proxy solicitor, Advantage Proxy, at P.O. Box 13581, Des Moines, WA 98198, Attn: Karen Smith.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the record date. Abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal.

Director Election Proposal.    The director nominees must receive the affirmative vote of a plurality of the issued and outstanding shares of common stock. Any shares not voted “FOR” a director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Adjournment Proposal.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Each of the Extension Amendment Proposal and Director Election Proposal is a non-routine proposal. Accordingly, your broker, bank, or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank, or nominee may vote your shares with respect to such proposal without receiving your instructions.

Q. What is a quorum requirement?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares of outstanding common stock on the record date are represented by stockholders present at the special meeting (including virtually) or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually by submitting a ballot at the special meeting live webcast. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Because the 4,902,622 insider shares represented approximately 66.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 6.3% of the Company’s issued and outstanding common stock as of the record date, a quorum will be met even if no public shares are represented at the meeting.

Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s common stock at the close of business on July 31, 2023 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 7,338,929 shares of common stock were outstanding and entitled to vote at the special meeting.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held not in your name but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the special meeting?

A. The special meeting will be a virtual meeting. Any stockholder wishing to attend the special meeting must register in advance. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners.    If you are a record holder and you wish to attend the special meeting, go to https://www.cstproxy.com/swcspac/sm2023, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the special meeting. You must register before the meeting starts.

Beneficial Owners.    Beneficial owners who wish to attend the special meeting must obtain a legal proxy from the shareholder of record and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company at proxy@continentalstock.com on or before 5:00 p.m. Eastern Time on August 21, 2023.

Q. Does the board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Extension Amendment Proposal, the Director Election Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment Proposal, “FOR” the director nominees and “FOR” the Adjournment Proposal if presented.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of insider shares and warrants that will become worthless if the Extension Amendment Proposal is not approved and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the proposals? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with any of the proposals to be voted upon at the special meeting.
Q. What happens to the Company’s warrants and rights if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by August 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting following approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses and net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants and rights will become worthless.

Q. What happens to the Company’s warrants and rights if the Extension Amendment Proposal is approved?

A. If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will continue to attempt to consummate its business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The warrants and rights will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. Record Owners.    If you are a holder of record of Company common stock, you may vote virtually at the special meeting by submitting a ballot during the live webcast or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

Beneficial Owners.    If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I have my shares of common stock of the Company redeemed?

A. In connection with the stockholder vote upon the Extension Amendment Proposal, each public stockholder may seek to have his, her, or its public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds which have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Email: spacredemptions@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Extension Amendment Proposal using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Clean Energy Special Situations Corp. c/o Graubard Miller 405 Lexington Avenue, 44th Floor New York, NY 10174 Attn: Raghu Kilambi Telephone: (212) 818-8800
or
Advantage Proxy, Inc. P.O. Box 13581 Des Moines, WA 98198 Attn: Karen Smith Toll Free Telephone: (877) 870-8565 Main Telephone: (206) 870-8565 E-mail: ksmith@advantageproxy.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•        discuss future expectations;

•        contain projections of future results of operations or financial condition; or

•        state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language in this proxy statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account and the Company’s ability to enter into a definitive agreement with any prospective target and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in Delaware on October 2, 2020. The Company was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities. In August 2023, the Company changed its name from “Springwater Special Situations Corp.” to “Clean Energy Special Situations Corp.”

In connection with our incorporation, in October 2020, the sponsor purchased 2,875,000 shares of our common stock for an aggregate price of $25,000. On February 16, 2021, the Company effected a dividend of 0.5 shares for each outstanding share of common stock, resulting in there being an aggregate of 4,312,500 shares outstanding. We also issued 375,000 shares of common stock to EBC prior to the consummation of the IPO. The shares held by the sponsor included an aggregate of up to 562,500 shares that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised in the Company’s IPO, so that the number of shares held by the sponsor would equal 20% of the Company’s issued and outstanding common stock after the IPO (assuming the sponsor did not purchase any public shares in the IPO and excluding the EBC founder shares and the shares of common stock included in the private placement units described below).

On August 30, 2021, we consummated our IPO of 15,000,000 units, at $10.00 per Unit, generating gross proceeds of $150,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 645,000 units (“private placement units”) to sponsor and EBC in a private placement at a price of $10.00 per private placement unit, generating gross proceeds of $6,450,000.

On September 3, 2021, the underwriters notified the Company of their intention to partially exercise their IPO over-allotment option and forfeited the remaining balance. On September 7, 2021, the Company consummated the sale of an additional 2,118,624 units, at $10.00 per unit, and the sale of an additional 63,559 private placement units, at $10.00 per private placement unit, generating total gross proceeds of $21,821,830. As a result of the underwriters’ election to partially exercise their over-allotment option, a total of 529,656 shares were no longer subject to forfeiture and 32,844 shares were forfeited by the sponsor.

Of the gross proceeds of the IPO and sales of the private placement units, an aggregate of $172,898,105 ($10.10 per unit sold in the offering, including the over-allotment option) was deposited into a trust account with Continental Stock Transfer & Trust Company acting as trustee.

On February 27, 2023, we held a special meeting of stockholders at which such stockholders voted to extend the time we had to consummate an initial business combination from February 28, 2023 to August 28, 2023. In connection with such vote, holders of an aggregate of 15,142,910 public shares exercised their right to redeem their shares for an aggregate of $155,858,751.61 in cash. Accordingly, as of the record date, the Company had approximately $___ million of cash in the trust account. The Company intends to continue to invest the funds in the trust account in demand deposit accounts or treasury bills at prevailing interest rates to the extent legally permissible.

The mailing address of the Company’s principal executive office is c/o Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, NY 10174, and its telephone number is (212) 818-8800.

Risks Related to Potential Application of the Investment Company Act, Inflation Reduction Act and Review by the Committee on Foreign Investment in the United States

Investment Company Act

As previously indicated, the Company completed its initial public offering in August 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 23 months). On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act of 1940, as amended. The SEC’s proposed rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Regardless of whether or not the proposed rules are adopted, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, both of which may continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. Furthermore, the longer the funds are invested in U.S. government securities (within the meaning set forth in the Investment Company Act) or in money market securities that invest only in direct U.S. government treasury obligations, the greater the risk could be that the Company may be considered an investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants and rights would expire worthless.

Inflation Reduction Act

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise, may be subject to the excise tax.

On December 27, 2022, the Treasury Department published Notice 2023-2, which provided interim guidance on some aspects of the application of the excise tax. Notice 2023-2 generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although Notice 2023-2 clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim operating rules are subject to change.

Whether and to what extent the Company would be subject to the excise tax in connection with its initial business combination, extension vote or otherwise in the future will depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension or otherwise, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (iii) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete our initial business combination and in the Company’s ability to complete the business combination. Notwithstanding the foregoing, the Company has agreed that the per share price payable to stockholders exercising their redemption rights, whether in connection with the vote on an extension or an initial business combination, will not be reduced by payments required to be made by the Company under the IR Act.

Review by the Committee on Foreign Investment in the United States

The sponsor is a Delaware limited liability company. The sponsor owns shares acquired prior to our IPO as well as shares and warrants contained in private placement units. Certain members of the sponsor are non-U.S. persons.

We do not believe that either we or our sponsor constitute a “foreign person” under the rules and regulations of the Committee on Foreign Investment in the United States (“CFIUS”). However, if CFIUS considers us to be a “foreign person” that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If our eventual business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate such business combination. In addition, if such business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Although we do not believe we or our sponsor is a “foreign person,” CFIUS may take a different view and decide to block or delay any business combination we seek to consummate, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the sponsor. The pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $___ per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in the business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company after consummation of the business combination.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate its business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to have all or a portion of their public shares redeemed for their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account anticipated taxes payable but not paid by such date was approximately $___. The closing price of the Company’s common stock on the record date was $10.41. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $___ [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company’s officers, directors and their affiliates have agreed that if the Extension Amendment Proposal is approved and the Extension is implemented, they or their affiliates will lend to the Company $[•] per share for first three months of the Extension through November 28, 2023 and then $[•] per share for each additional month of the Extension needed to consummate an initial business combination through the Extended Date for each public share that is not redeemed in connection with the stockholder vote to approve the Extension. The Contribution for the first three months of the Extension through November 28, 2023 will be deposited in the trust account established in connection with the IPO on or prior to August 28, 2023. The Contribution for any additional month will be deposited into the trust account on or prior to the 28th day of such additional month. The Company’s officers, directors and their affiliates will not make any Contributions unless the Extension Amendment Proposal is approved and the Extension is completed. The Contributions will not bear any interest and will be repayable by the Company to the lenders upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Company’s trust account.

Reasons for the Extension Amendment Proposal

The Company’s charter currently provides that the Company has until August 28, 2023 to complete a business combination. However, there will not be sufficient time before August 28, 2023 to allow the Company to consummate such initial business combination. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider extending the deadline for the company to Company consummate an initial business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond August 28, 2023 to the Extended Date. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment. In connection with the stockholder vote upon the Extension Amendment Proposal, holders of public shares have the right to seek redemption of their public shares, as further described below.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by August 28, 2023 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, less up to $100,000 of interest earned on the funds held in the trust account that may be used for liquidation expenses net of taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is not approved, no Contributions will be made.

The holders of the insider shares and EBC founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants or rights which will expire worthless if the Extension Amendment Proposal is not approved and the Company is wound up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account available to us for such purposes.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete its business combination until the Extended Date. The Company intends to continue to attempt to consummate its business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock, warrants and rights will remain publicly traded during the extension period.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the Extension is implemented, and the amount remaining in the trust account may be only a small fraction of the approximately $____ million that was in the trust account as of the record date.

Redemption Rights

If the Extension Amendment Proposal is approved and the Extension is implemented, each public stockholder may seek to have his, her or its public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, EMAIL: SPACREDEMPTIONS@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery at least two business days prior to the vote at the special meeting ensures that a redeeming holder’s election is completed once the Extension Amendment Proposal is approved and the Extension is implemented. Accordingly, stockholders making the election will not be able to tender their shares after the date that is two business days prior to the vote at the special meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Shares that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Extension Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the August 28, 2023 expiration date, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account anticipated taxes payable but not paid by such date, this would amount to approximately $___ per share (which is expected to be approximately the same amount as of two business days prior to the meeting). The closing price of the Company’s common stock on the record date was $10.41. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public stockholder receiving approximately $___ [more/less] than if the stockholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your redemption rights, you will be exchanging your shares of common stock of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your shares to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the August 28, 2023 expiration date as described elsewhere herein.

Certain Material U.S. Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below) of our public shares that redeem all or a portion of their public shares for cash if the Extension Amendment Proposal is implemented. Because the components of each unit sold in the Company’s initial public offering are separable at the option of the stockholder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public shares. As a result, the discussion below with respect to actual holders of public shares should also apply to holders of units (as the deemed owners of the underlying public shares) that separate their units into one share of common stock and one-half of one warrant for the purpose of exercising their redemption rights. This section applies only to stockholders that hold Company securities as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of its particular circumstances or status, including:

•        financial institutions or financial services entities;

•        broker-dealers;

•        S corporations;

•        taxpayers that are subject to the mark-to-market accounting rules;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        tax-qualified retirement plans;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents or citizens of the United States;

•        persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;

•        persons subject to the alternative minimum tax;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        “qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the Code (defined below)) and entities whose interests are held by qualified foreign pension funds;

•        accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;

•        foreign corporations with respect to which there are one or more United States stockholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);

•        passive foreign investment companies or their stockholders;

•        the Sponsor or our directors and officers; or

•        Non-U.S. Holders (as defined below, and except as otherwise discussed below).

The discussion below is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof. Those authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. This discussion does not address any aspect of other U.S. federal tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws.

We have not sought, and will not seek, a ruling from the Internal Revenue Services (“IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

For purposes of this summary, a “U.S. Holder” is a beneficial owner that is, for U.S. federal income tax purposes:

•        an individual who is a United States citizen or resident of the United States for United States federal income tax purposes;

•        a corporation or other entity treated as a corporation for United States federal income tax purposes created in, or organized under the law of, the United States or any state or political subdivision thereof;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

A “Non-U.S. Holder” is a beneficial owner of shares that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons that hold our securities through such entities. If a partnership (including an entity or arrangement treated as a partnership or other pass-through entity for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner, member or other beneficial owner in such partnership (or other pass-through entity) will generally depend upon the status of the partner, member or other beneficial owner, the activities of the partnership (or other pass-through entity) and certain determinations made at the partner, member or other beneficial owner level. If you are a partner, member or other beneficial owner of a partnership (or other pass-through entity) holding our securities, you are urged to consult your tax advisor regarding the tax consequences of the ownership and disposition of our securities.

THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF EXERCISING OR NOT EXERCISING REDEMPTION RIGHTS OF PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders

A U.S. Holder or Non-U.S. Holder who or that does not elect to redeem its public shares will continue to own its public shares and public warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.

Certain Material U.S. Federal Income Tax Considerations to Redeeming U.S. Holders

Tax Treatment of the Redemption — In General

The U.S. federal income tax consequences to a redeeming U.S. Holder of public shares that exercises its redemption rights to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as (i) a distribution to such stockholder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such public shares under Section 331 of the Code, as described below under “— Redeeming U.S. Holders — Redemption of Public Shares — Redemption of Public Shares in Connection with Our Liquidation”, (ii) a sale of the public shares redeemed under Section 302 of the Code as described below under “— Redeeming U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares” or (iii) a distribution under Section 301 of the Code as described below under “— Redeeming U.S. Holders — Non-Liquidating Distributions.”

A non-liquidating redemption generally will qualify as a sale of such public shares if the redemption either (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete redemption” of such redeeming U.S. Holder’s interest in the Company or (iii) is “not essentially equivalent to a dividend” with respect to such redeeming U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a redeeming U.S. Holder takes into account not only public shares directly owned by such redeeming U.S. Holder, but also shares that are constructively owned by such redeeming U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to public shares owned directly, shares owned by certain related individuals and entities in which such redeeming U.S. Holder has an interest or that have an interest in such redeeming U.S. Holder, as well as any shares such redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

A non-liquidating redemption generally will be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of our outstanding voting shares that such redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of our outstanding voting shares that such redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such redeeming U.S. Holder immediately after the redemption directly and constructively owns less than 50 percent of our total combined voting shares. There will be a complete redemption of such redeeming U.S. Holder’s interest if either (i) all of the public shares directly or constructively owned by such redeeming U.S. Holder are redeemed or (ii) all of the public shares directly owned by such redeeming U.S. Holder are redeemed and such redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such redeeming U.S. Holder does not constructively own any other shares. A non-liquidating redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such redeeming U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a “meaningful reduction” in such redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”

Whether a non-liquidating redemption satisfies one or more of the foregoing tests will generally depend upon a redeeming U.S. Holder’s particular circumstances. This determination may, in appropriate circumstances, take into account other acquisitions or dispositions of our securities that occur as part of a plan that includes such redemption, including dispositions of our securities that occur in connection with our liquidation.

If none of the foregoing tests is satisfied, then a non-liquidating redemption will be treated as a non-liquidating distribution to the redeemed stockholder and the tax effects to such redeeming U.S. Holder will be as described below under the section entitled “— Taxation of Non-Liquidating Distributions.” After the application of those rules, any remaining tax basis of the redeeming U.S. Holder in the redeemed public shares will be added to such stockholder’s adjusted tax basis in its remaining stock, or, if it has none, to such stockholder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

Redemption of Public Shares in Connection with Our Liquidation

If the Extension Amendment Proposal is not approved and we are forced to liquidate, a redeeming U.S. Holder’s receipt of cash for its public shares in connection with our liquidation is expected to be treated as a distribution to such stockholder in complete liquidation of the Company, with such distribution treated as a payment received in exchange for such public shares under Section 331 of the Code. The consequences of such distribution are generally as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.”

Redeeming U.S. Holders should consult their tax advisors as to the tax consequences of a redemption of public shares pursuant to an exercise of redemption rights described in this proxy statement or in connection with our liquidation if the Extension Amendment Proposal is not approved, including any special reporting requirements.

Taxation of Non-Liquidating Distributions

If the redemption of a U.S. Holder’s public shares is treated as a non-liquidating redemption, then such redemption will generally be treated as a distribution with respect to the shares under Section 301 of the Code, in which case the redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Non-liquidating distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will generally be applied against and reduce (but not below zero) the redeeming U.S. Holder’s adjusted tax basis in such redeeming U.S. Holder’s public shares. Any remaining excess will generally be treated as gain realized on the sale or other disposition of such redeeming U.S. Holder’s public shares and will be treated as described under “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of such Redeeming U.S. Holder’s Public Shares” below.

Dividends we pay to a redeeming U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period requirement is satisfied. With certain exceptions (including dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate redeeming U.S. Holder will generally constitute “qualified dividends” that will be subject to tax at the applicable tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent a redeeming U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption qualifies as a sale or exchange of such redeeming U.S. Holder’s public shares under Section 302 of the Code, such redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A redeeming U.S. Holder’s tax basis in such redeeming U.S. Holder’s shares generally will equal the cost of such shares. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. Redeeming U.S. Holders who hold different blocks of public shares (for instance, public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS OR NON-EXERCISE OF SUCH RIGHTS.

Certain Material U.S. Federal Income Tax Considerations to Redeeming Non-U.S. Holders

Taxation of Non-Liquidating Distributions

If the redemption of a redeeming Non-U.S. Holder’s public shares is treated as a non-liquidating distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Provided such dividends are not effectively connected with the redeeming Non-U.S. Holder’s conduct of a trade or business within the United States, we (or another applicable withholding agent) will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such redeeming Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on IRS Form W-8BEN or W-8BEN-E, as applicable). Any portion of any non-liquidating distribution not constituting a dividend will be treated first as reducing (but not below zero) the redeeming Non-U.S. Holder’s adjusted tax basis in its shares of our public shares and, to the extent such distribution exceeds the redeeming Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or exchange of our public shares, which will be treated as described under “Redeeming Non-U.S. Holders-Gain on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”.

Non-liquidating distributions paid to a redeeming Non-U.S. Holder that are treated as dividends that are effectively connected with such redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if a tax treaty applies, are attributable to a U.S. permanent establishment or fixed base maintained by the redeeming Non-U.S. Holder) will generally not be subject to 30% U.S. withholding tax, provided such redeeming Non-U.S. Holder complies with certain certification and disclosure requirements (usually by providing an IRS Form W-8ECI). Instead, such dividends will generally be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to redeeming U.S. Holders. If the redeeming Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

A redeeming Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale or exchange (whether such redemption is pursuant to an exercise of redemption rights or in connection with our liquidation, each as discussed above) unless:

•        the gain is effectively connected with the conduct of a trade or business by the redeeming Non-U.S. Holder within the United States (and, if an applicable tax treaty so requires, is attributable to a U.S. permanent establishment or fixed base maintained by the redeeming Non-U.S. Holder);

•        the redeeming Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the redeeming Non-U.S. Holder held our public shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates. Any gains described in the first bullet point above of a redeeming Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower applicable treaty rate). Gain described in the second bullet point above will generally be subject to a flat 30% U.S. federal income tax. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding possible eligibility for benefits under income tax treaties.

Generally, a corporation is a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. Based on the current composition of our assets, we believe we are not currently a United States real property holding corporation.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of our securities which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (1) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (2) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which our securities are held will affect the determination of whether such withholding is required.

Similarly, dividends in respect of our securities held by a stockholder that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (1) certifies to us or the applicable withholding agent that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury. Non-U.S. Holders should consult their tax advisors regarding the possible implications of FATCA on the redemption.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to payments of dividends and proceeds from the sale of our securities to Non-U.S. Holders that are not exempt recipients. We must report annually to the IRS and to each such holder the amount of dividends or other distributions we pay to such Non-U.S. Holder on our public shares and the amount of tax withheld with respect to those distributions, regardless of whether withholding is required. The IRS may make copies of the information returns reporting those dividends and amounts withheld available to the tax authorities in the country in which the Non-U.S. Holder resides pursuant to the provisions of an applicable income tax treaty or exchange of information treaty.

The gross amount of dividends and proceeds from the redemption of public shares paid to a stockholder that fails to provide the appropriate certification in accordance with applicable U.S. Treasury regulations generally will be subject to backup withholding at the applicable rate.

Information reporting and backup withholding are generally not required with respect to the amount of any proceeds from the redemption by a redeeming Non-U.S. Holder of public shares outside the United States through a foreign office of a foreign broker that does not have certain specified connections to the United States. However, if a redeeming Non-U.S. Holder redeems public shares through a U.S. broker or the U.S. office of a foreign broker, the broker will generally be required to report to the IRS the amount of proceeds paid to such holder, unless the redeeming Non-U.S. Holder provides appropriate certification (usually on IRS Form W-8BEN or W-8BEN-E, as applicable) to the broker of its status as a redeeming Non-U.S. Holder or such redeeming Non-U.S. Holder is an exempt recipient. In addition, for information reporting purposes, certain non-U.S. brokers with certain relationships with the United States will be treated in a manner similar to U.S. brokers.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. Holder or redeeming Non-U.S. Holder will be allowed as a credit against such stockholder’s U.S. federal income tax liability, if any, and may entitle such stockholder to a refund, provided that the required information is timely furnished to the IRS.

All Non-U.S. Holders and redeeming Non-U.S. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE DIRECTOR ELECTION PROPOSAL

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. The term of office of the first class of directors, Alex Greystoke, Candice Beaumont and Nicholas Parker, will expire at this special meeting of stockholders. The board has nominated Alex Greystoke, Candice Beaumont and Nicholas Parker for re-election as directors. The biographies of such individuals are set forth below.

At the annual meeting, three directors will be elected to the Company’s board of directors, two of whom (Alex Greystoke and Candice Beaumont) will be elected to serve for the ensuing three-year period or until their respective successors are elected and qualified or such individuals’ earlier resignation or removal, and one of whom (Nicholas Parker) will be elected to serve for the ensuing two-year period or until his successor is elected and qualified or such individual’s earlier resignation or removal. Mr. Parker would ordinarily be elected for a term of three years; however, he is being elected at the meeting to fill a vacancy currently in the third class of the board of directors in order to make the number of directors in each class as even as possible.

The election of directors requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy and entitled to vote at the special meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” the election of the nominees. In case any director nominee becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the election of the director nominees.

Information About Executive Officers, Directors and Nominees

If the proposed nominee is elected, the Company’s directors and executive officers will be as follows:

Name	Age	Position
Raghu Kilambi	57	Chief Executive Officer, Chief Financial Officer and Director
Alex Greystoke	49	Director
Candice Beaumont	49	Director
Gregg Nuttall	58	Director
Nicholas Parker	63	Director

Raghu Kilambi has served as Chief Executive Officer and Chief Financial Officer of the Company since July 2023 and as a member of the board of directors since May 2023. He previously served as an advisor to the Company from its initial public offering to May 2023. Mr. Kilambi is an experienced technology investor and entrepreneur with over 25 years of global business experience in public and private investments, building businesses and creating shareholder value. He has served as Chief Executive Officer of PowerTap Hydrogen Capital Corp. since May 2020 and is a co-founder and a member of the advisory board to Goal Acquisitions Corp. (Nasdaq: PUCK). He has helped raised over $1.5 billion of equity and debt capital for private and public companies in the USA and Canada and has been involved in many acquisitions and exits of companies. His experience includes operational management, financial reporting, corporate governance corporate finance, public offerings in USA, strategic acquisitions and investments, international business development, merchant banking and corporate restructuring in sectors including technology and clean technology. Mr. Kilambi served as Vice Chairman and Chief Financial Officer of ConversionPoint Technologies from December 2017 to January 2020. ConversionPoint was sold in two transactions to a private equity-backed group and a strategic buyer. Mr. Kilambi has also been the principal of Kirarv Capital, a technology investment firm, since June 2009. Previously, from 1998 to 2001, Mr. Kilambi was the Co-Founder, Chief Financial Officer and Chief Strategy Officer of FutureLink Corp., a leading first-generation VC-backed cloud computing technology company that grew from a startup to over $100 million in annualized revenues.

Alex Greystoke has served as a member of our board of directors since our formation. Mr Greystoke is a founder of Goal Acquisitions Corp (formed in October 2020) and has served as an advisor since its initial public offering in February 2021. Since 2018, Mr. Greystoke is the founder and Chief Executive Officer of TravelChamp, a stealth company in the artificial intelligence and big data industries and is inventor of a number of valuable AI patents. He also is the President of Astroline, a group of for-profit private schools, and has held this position since 2008. Mr. Greystoke is also the founder of multiple AI technology companies including VacationChamp and ShoppingChamp, founded in 2015 and 2017. He is the inventor of three granted artificial intelligence patents, with eight pending patent applications. Mr. Greystoke is also an investor with investments in real estate, food and beverage, technology and other sectors. Previously, he founded HSC, a boutique corporate finance business raising money for and helping emerging companies commercialize in a range of sectors including technology, energy, healthcare and consumer products utilizing his wide network of partners throughout Asia, Europe, the Middle East and the U.S. Mr. Greystoke has served as director to numerous companies in the education, technology, AI and renewable energy spaces, and has served as a Chairman to a U.K. listed Chinese manufacturing Company. Mr. Greystoke is a former lawyer who worked at Slaughter and May and at Morgan Lewis. He has two masters in Law, one from Trinity College, Cambridge and the second, an LLM, from the University of Texas at Austin. We believe Mr. Greystoke is well-qualified to serve on our board of directors due to his extensive experience, relationships and contacts.

Candice Beaumont has served as an advisor to the Company since it consummated its initial public offering and has served as a member of the board of directors since May 2023. Ms. Beaumont has served since 2016 as Chairman of the Salsano Group, a Panama based family office and conglomerate invested in private equity. From 2003 to present, Ms. Beaumont has served as Chief Investment Officer of L Investments, a single-family office invested in public and private equity. Ms. Beaumont is a member of the Board of Directors of Clean Earth Acquisitions Corp. (Nasdaq: CLINU), a special purpose acquisition company that completed its initial public offering in February 2022 and has executed a definitive agreement for a business combination with Alternus Energy Group Plc, an international vertically integrated independent power producer, as well as Israel Acquisitions Corp, a special purpose acquisition company that completed its IPO in January 2023 and is searching for a target business with a focus on Israeli technology companies. Since March 2021, Ms. Beaumont has served as Advisor to Athena Technology Acquisition Corp (NYSE: ATHN.U). She speaks at numerous family office and investment conferences globally, including the Stanford University Graduate School of Business Global Investor’s Forum, is a NYU Stern Family Office Council member serving on the Steering Committee, and is an Advisory Board member of the Family Office Association. From 2012 to 2014, Ms. Beaumont was a member of the Board of Directors of I2BF Venture Fund II, a Dubai Financial Services Authority regulated clean tech venture capital firm with offices in Dubai, New York and London. Ms. Beaumont remains committed to community and philanthropic causes and serves on the International Council of Advisors for Global Dignity, a charity founded by Crown Prince Haakon of Norway to foster global respect and dignity across all borders, genders, religions and races. Ms. Beaumont was part of the Milken Young Leaders Circle and is a member of the Milken Institute, as well as an active member of Young Presidents Organization. She started her career in Corporate Finance at Merrill Lynch in 1996 and worked as an investment banker at Lazard Frères from 1997 to 1999, during which time she executed over $20 billion of merger and acquisition advisory assignments. Ms. Beaumont also worked in private equity at Argonaut Capital from 1999 to 2001. Ms. Beaumont obtained a Bachelor in Business Administration from the University of Miami, graduating first in her class with a major of International Finance & Marketing. Ms. Beaumont was Captain of the University of Miami varsity tennis team, where she earned Academic All American honors, and is also a former world-ranked professional tennis player. She completed Global Leadership & Public Policy for the 21st Century at Harvard Kennedy School in 2015. Ms. Beaumont was honored by Trusted Insight as one of the Top 30 Family Office Chief Investment Officers in 2017 and as a Young Global Leader by the World Economic Forum in 2014. Ms. Beaumont has a broad network of relationships, including investors in private and public equity, leading venture capital firms with compelling pre-initial public offering companies and has expertise sourcing deals, evaluating private and public businesses, and conducting detailed due diligence and risk management.

Greg Nuttall has served as a member of the board of directors since May 2023. He has served as the Chief Executive Officer of Woodland Biofuels since ______. Prior to becoming Chief Executive Officer of Woodland, Mr. Nuttall was a partner at Rubicon Investment Group, a merchant bank focused on accelerating the growth of the companies it acquires and invests in, from ____ to ____. Before this, Mr. Nuttall was co-founder and Chief Executive Officer of a leading change management consulting firm that helps large and mid-sized organizations in Canada and the United States. At the outset of his career, Mr. Nuttall was an M&A and corporate finance lawyer. As a lawyer, he practiced at Clifford Chance, a premier law firm, where he was based in London, and Torys, a leading corporate law firm with practices in Toronto and New York. Mr. Nuttall has also been a successful technology investor as a venture partner of New Economy Capital. Mr. Nuttall earned his Master of International Laws degree at Cambridge University and is a Pegasus Scholar.

Nicholas Parker has served as a member of the board of directors since May 2023. Since 2002, he has served as Chairman of Toronto-based Parker Venture Management Inc., a private company through which he controls investments in, and advises on, clean and smart technology businesses and platforms globally, including previously serving as chairman of UGE International LTD (TSX:UGE), a public solar renewable energy development company. Mr. Parker has also served as the Executive Chairman of Clean Earth Acquisitions Corp. since May 2021. From January 2014 to September 2019, Mr. Parker served as Managing Partner of Global Acceleration Partners Inc., an Asia-focused technology cooperation platform in the energy, environment and water sectors. From 2002 to 2013, Mr. Parker was Co-founder and Executive Chairman of Cleantech Group LLC, a San Francisco-based research and consulting and convening firm that created and served the worldwide cleantech innovation community, which he successfully sold in 2009, with partial turnout through 2011. During his tenure at Cleantech Group, its startup clients raised over $6 billion from investors. From 1999 to 2004, Mr. Parker was Co-founder and Principal of Emerald Technology Ventures, a leading trans-Atlantic venture manager focused on energy and resource productivity. During this period, Mr. Parker led an investment in Evergreen Solar, which in 2000 became the second solar initial public offering to be listed on Nasdaq. From 1996 to 1999, Mr. Parker was Senior Vice President of Environmental Capital Corporation, a Boston-based investment company majority-owned by Maurice Strong and his family. Mr. Parker started his business career in 1988 as Co-founder and President of The Delphi Group, one of Canada’s leading environmental strategy firms, through which he built and sold its London-based corporate finance arm. Mr. Parker holds a B.A. Hons in Technology Studies from Carleton University and a Master’s in Business Administration in International Business from the CASS Business School, London.

Corporate Governance Matters

Meetings and Committees of the Board of Directors of the Company

During the fiscal year ended December 31, 2022, the Company’s board of directors held one meeting. The Company expects its directors to attend all board and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Although the Company does not have any formal policy regarding director attendance at stockholder meetings, the Company will attempt to schedule its meetings so that all of its directors can attend.

Board Leadership Structure and Role in Risk Oversight

The Company’s Chief Executive Officer, Raghu Kilambi, also serves on the board as a director. The Company’s board of directors’ primary function is one of oversight. Its board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Its audit committee discusses with management the Company’s major financial risk exposures and the committee reports findings to the Company’s board of directors in connection with its risk oversight review.

Independence of Directors

The Company adheres to the rules of Nasdaq in determining whether a director is independent. The board of directors of the Company consults with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have determined that Messrs. Greystoke, Nuttall and Parker and Ms. Beaumont are independent directors under the Nasdaq Listing rules.

Committees of the Board of Directors

We have three standing committees: an audit committee, a nominating committee, and a compensation committee. Each such committee is composed of solely independent directors.

Audit Committee

In connection with the IPO, we established an audit committee of our board of directors. Messrs. Nuttall and Greystoke and Ms. Beaumont currently serve as members of our audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Nuttall and Greystoke and Ms. Beaumont meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. Each member of the audit committee is financially literate.

The principal functions of the audit committee, which are specified in our Audit Committee Charter, include:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered accounting firm describing (i) the independent registered accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent registered accounting firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered accounting public accounting firm and us to assess the independent registered accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

During the year ended December 31, 2022, our Audit Committee held four meetings.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Mr. Greystoke qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Audit Committee Report

The Company’s audit committee is responsible for supervising the Company’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing the Company’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2022 with the Company’s management and Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm. The audit committee has also discussed with Marcum the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The audit committee also has received and reviewed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the audit committee concerning independence, and has discussed with Marcum its independence from the Company.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the financial statements referred to above be included in the Company’s annual reports on Form 10-K for the year ended December 31, 2022.

Members of the Audit Committee:

Alex Greystoke Greg Nuttall Candice Beaumont

Nominating Committee

In connection with the IPO, we established a nominating committee of our board of directors, and Alex Greystoke has been appointed to serve as the member of this committee. Mr. Greystoke is independent in accordance with Nasdaq regulations. The primary purpose of our nominating committee is to assist the board in identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors and developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines. The nominating governance committee is governed by a charter that complies with Nasdaq rules.

During the year ended December 31, 2022, our Nominating Committee did not hold any meetings but has acted by written consent on one occasion since such time.

Director Nominations

In addition to director candidates recommended by our nominating committee, the board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

The deadline for providing notice of a solicitation of proxies in support of director nominees other than the Company’s nominees for the Company’s next annual meeting is _____________-.

Compensation Committee

In connection with the IPO, we established a compensation committee of our board of directors. Alex Greystoke, Raghunath Kilambi and Greg Nuttall currently serve as members of this committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, both of whom must be independent, subject to certain phase-in provisions which we are not taking advantage of. Alex Greystoke, Raghunath Kilambi and Greg Nuttall all meet the independent director standards applicable to members of the compensation committee.

The principal functions of the compensation committee, as set forth in the committee’s charter, include:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving on an annual basis the compensation if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Except as described herein, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

During the year ended December 31, 2022, our Compensation Committee did not hold any meetings.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have previously filed a copy of our Code of Ethics and our audit, compensation and nominating committee charters as exhibits to the registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge by us upon request.

Independent Auditor’s Fees

The firm of Marcum LLP (“Marcum”) acts as the Company’s independent registered public accounting firm. Representatives of Marcum will be available to respond to appropriate questions submitted by stockholders regarding the Company’s financial statements The following is a summary of fees paid or to be paid to Marcum LLP, or Marcum, for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2022 and 2021 totaled $148,515 and $95,275 The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2022 and 2021.

Tax Fees.    We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2022 and 2021.

All Other Fees.    We did not pay Marcum for other services for the year ended December 31, 2022 and 2021.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Executive Officer and Director Compensation

None of our officers or directors has received any cash compensation for services rendered to us, and no compensation of any kind, including finder’s and consulting fees, will be paid by us to our officers, directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer documents furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

Since our formation, we have not granted any stock options or stock appreciation rights or any other awards under long-term incentive plans to any of our executive officers or directors.

Following our initial business combination, to the extent we deem it necessary, we may seek to recruit additional managers to supplement the incumbent management team of the target business. We cannot assure you that we will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the target’s incumbent management team.

Prohibition on Short Sales and Hedging

The Company prohibits its officers and directors from entering into transactions involving short sales of our securities. Transactions in put options, call options or other derivative securities that have the effect of hedging the value of our securities are also prohibited.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy

Prior to the consummation of our IPO, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In addition, our audit committee, pursuant to a written charter that we adopted prior to the consummation of our IPO, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related Person Transactions

In October 2020, Special Sits General Partner I SA, an entity affiliated with certain members of the Company’s management team, paid $25,000, or approximately $0.009 per share, to cover certain of the IPO costs in consideration for 2,875,000 shares of common stock in connection with the Company’s organization. In February 2021, the Company effected a dividend of 0.5 shares for each outstanding share of common stock, resulting in there being an aggregate of 4,312,500 shares outstanding. Also in February 2021, Special Sits General Partner I SA transferred 4,312,500 insider shares to the sponsor. Because the underwriters in the IPO did not fully exercise the overallotment option, 32,844 insider shares were forfeited by the sponsor.

The insider shares are each subject to transfer restrictions pursuant to lock-up provisions in the agreements entered into by the Company’s initial stockholders and management team. Those lock-up provisions provide that, subject to limited exceptions as described below, such securities are not transferable or salable (i) with respect to 50% of such shares, for a period ending on the earlier of the one-year anniversary of the date of the consummation of the initial business combination and the date on which the closing price of the Company’s common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within a 30-trading day period following the consummation of an initial business combination and (ii) with respect to the remaining 50% of such shares, for a period ending on the one-year anniversary of the date of the consummation of an initial business combination, or earlier, in either case, if, subsequent to an initial business combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to our or our initial stockholders’ officers, directors, consultants or their affiliates, (ii) to an entity’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of a business combination at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

Concurrently with the IPO, the sponsor purchased an aggregate of 622,966 Private Placement Units for a total purchase price of $6,229,660. The Private Placement Units are identical to the public units.

Concurrently with the IPO, the Company entered into agreements with its officers and directors to provide contractual indemnification in addition to the indemnification provided for in the Company’s amended and restated certificate of incorporation.

In order to meet working capital needs following the consummation of the IPO, the Company’s initial stockholders, officers and directors or their affiliates may, but are not obligated to, loan funds to the Company, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of an initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per unit. The units would be identical to the Private Placement Units. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. As of the record date, an aggregate of $_____ has been loaned to the Company for working capital needs.

The holders of the insider shares, EBC founder shares, and Private Placement Units, as well as any units our initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), will be entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that we register such securities except EarlyBirdCapital only make a demand on one occasion and only during the five-year period beginning on the effective date of the registration statement for our IPO. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the Private Placement Units and units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal.

If the Adjournment Proposal is presented to the special meeting and is not approved by the stockholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Board Recommendation

The board of directors recommends that stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Date, Time and Place.    The special meeting of the Company’s stockholders will be held at 11:00 a.m. Eastern Time on August 24, 2023, virtually at https://www.cstproxy.com/swcspac/sm2023.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company common stock at the close of business on July 31, 2023, the record date for the special meeting. At the close of business on the record date, there were 7,338,929 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants and rights do not carry voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the special meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a $7,500 fee plus disbursements for such services at the closing of any proposed business combination.

Required Vote

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of stockholders holding a majority of the shares of outstanding common stock on the record date. On the record date, the 4,902,622 insider shares represented approximately 66.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 6.3% of the Company’s issued and outstanding common stock. The holders of the insider shares and EBC founder shares are expected to vote any shares of common stock over which they have voting control in favor of the Extension Amendment Proposal. Accordingly, we will not need any additional public shares to be voted in favor of the Extension Amendment Proposal to have it approved.

Director Election Proposal.    The election of the director nominees requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

As indicated above, the 4,902,622 insider shares represented approximately 66.8% of the Company’s issued and outstanding common stock and the 460,593 EBC founder shares represented approximately 6.3% of the Company’s issued and outstanding common stock. Accordingly, the director nominees will be elected even if all public shares are voted against such director nominees.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal.

At any time prior to the special meeting, during a period when they are not then aware of any material non-public information regarding the Company or its securities, the sponsor, the Company’s officers and directors and/or their respective affiliates may purchase shares of common stock from institutional and other investors who vote, or indicate an intention to vote, against the proposals, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of common stock or to not seek redemption of their public shares in connection with the Extension Amendment Proposal. The purpose of such share purchases and other transactions would be to decrease the number of public shares that were being redeemed for cash. While the nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors shares of common stock or other securities owned by the sponsor for nominal value. Entering into any such arrangements may result in the completion of the Extension that may not otherwise have been possible. Additionally, such arrangements may have a depressive effect on the common stock. For example, as a result of these arrangements, an investor or holder may have the ability to effectively own shares at an average price lower than market and may therefore be more likely to sell the shares he owns, either prior to or immediately after the special meeting. Any purchases of shares by the sponsor, the Company’s officers, directors or their affiliates would be made at prices no greater than the current redemption price of approximately $_____ per share. Additionally, any shares purchased would not be voted in favor of the Issuance Amendment Proposal or the Extension Amendment Proposal and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by the sponsor or any of the Company’s directors, executive officers or their respective affiliates. There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, in such event such purchases will not be made.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from or in addition to your interests as a stockholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and we do not consummate a business combination by August 28, 2023, the 4,279,656 insider shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 622,966 private placement units that the sponsor acquired simultaneously with the IPO for an aggregate purchase price of $6,229,660. The insider shares and private placement units had an aggregate market value of approximately $51 million based on the last sale price of $10.41 and $10.41 of the common stock and units, respectively, on Nasdaq on the record date;

•        In connection with the IPO, Special Sits General Partner I SA, an entity affiliated with certain of the Company’s officers and directors, agreed that if the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•        All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        If the Company requires additional funds to operate until consummation of a business combination, the Company’s officers and directors and their affiliates may loan such funds to the Company. As of the date of this proxy statement, the Company’s officers, directors and their affiliates have loaned the Company an aggregate of $_____. If the Extension Amendment Proposal is not approved and a business combination is not consummated, such loans will not be repaid; and

•        The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Extension Amendment Proposal are approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ISSUANCE AMENDMENT PROPOSAL, “FOR” THE EXTENSION AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the date of this proxy statement by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our officers and directors; and

•        all of our officers and directors as a group.

As of the record date, there were a total of 7,338,929 shares of common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record of beneficial ownership of the warrants included in the units offered in the IPO or the private placement units as these warrants are not exercisable within 60 days of the date hereof. The following also does not take into account the redemption of public shares held by any holder not affiliated with our officers and directors that owned more than 5% of our outstanding shares of common stock.

Name and address of beneficial owner(1)	Amount and nature of beneficial ownership		Approximate percentage of outstanding common stock
Raghunath Kilambi(3)(5)	4,252,051		57.9%
Greg A. Nuttall	30,000		*
Alex Greystoke(3)	3,952,622	(2)	*
Candice Beaumont	30,000		*
Nicholas Parker	30,000		*
Springwater Promote LLC(3)	3,952,622	(2)	53.9%
All officers and directors as a group (five individuals)	4,342,051		59.2%
Shaolin Capital Management LLC(4)(6)	1,375,000		18.7%
Atalaya Capital Management LP(4)(7)	1,485,000		20.2%
Alberta Investment Management Corporation(4)(8)	1,485,000		20.2%
Polar Asset Management Partners Inc.(4)(9)	1,785,000		24.3%
Magnetar Financial LLC(4)(10)	1,470,781		20.0%
Saba Capital Management, L.P.(11)	1,151,250		15.7%
Radcliffe Capital Management(12)	374,596		5.1%
EarlyBirdCapital, Inc.	460,593		6.3%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of our stockholders is c/o Clean Energy Special Situations Corp., c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

(2)      Interests shown consist of (i) 3,329,656 founder shares, classified as common stock, and (ii) 622,966 shares of common stock underlying private placement units.

(3)      Includes 3,952,622 shares, described further in footnote 2 above, held by our sponsor, Springwater Promote LLC, of which each of Mr. Greystoke, and Mr. Kilambi is a managing member.

(4)      Does not include any shares held by our sponsor, of which each of these entities is a non-controlling member. Each entity disclaims beneficial ownership of such securities except to the extent of his or its ultimate pecuniary interest therein.

(5)      Includes 299,429 shares beneficially owned by Kirarv Capital LLC, of which Mr. Kilambi is Managing Member. The business address of Kirarv Capital LLC is 17975 Collins Avenue, Apt. 1902N, Sunny Isles Beach, FL 33160.

(6)      Represents shares beneficially owned by Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Shaolin Capital Management LLC. The business address for Shaolin Capital Management LLC is 230 NW 24th Street, Suite 603, Miami, FL 33127. Information derived from a Schedule 13G filed on February 14, 2023.

(7)      Represents shares held by Atalaya Capital Management LP, Atalaya Special Purpose Investment Fund II LP, ACM ASOF VII (Cayman) Holdco LP, and ACM Alameda Special Purpose Investment Fund II LP, the business address for each of which is Atalaya Capital Management LP. Information derived from a Schedule 13G filed on September 3, 2021.

(8)      The business address for Alberta Investment Management Corporation is 1600 — 10250 101 Street NW, Edmonton, Alberta T5J 3P4, Canada. Information derived from a Schedule 13G filed on September 10, 2021.

(9)      Represents shares beneficially owned by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), such shares directly held by PMSMF. The business address for Polar Asset Management is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6. Information derived from a Schedule 13G/A filed on February 10, 2023.

(10)   Represents shares held for Magnetar Constellation Fund II, Ltd (“Constellation Fund II”), Magnetar Constellation Master Fund, Ltd (“Constellation Master Fund”), Magnetar Systematic Multi-Strategy Master Fund Ltd (“Systematic Master Fund”), Magnetar Capital Master Fund Ltd (“Master Fund”), Magnetar Discovery Master Fund Ltd (“Discovery Master Fund”), Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), Purpose Alternative Credit Fund Ltd (“Purpose Fund”), Magnetar SC Fund Ltd (“SC Fund”), all Cayman Islands exempted companies; Magnetar Structured Credit Fund, LP (“Structured Credit Fund”), a Delaware limited partnership, Magnetar Lake Credit Fund LLC (“Lake Credit Fund”), and Purpose Alternative Credit Fund — T LLC (“Purpose Fund — T”), Delaware limited liability companies (collectively, the “Magnetar Funds”). Magnetar Financial LLC (“Magnetar Financial”) serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners LP (Magnetar Capital Partners”) serves as the sole member and parent holding company of Magnetar Financial. Supernova Management LLC (“Supernova Management”) is the general partner of Magnetar Capital Partners. The manager of Supernova Management is David J. Snyderman. The business address of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. Information derived from a Schedule 13G/A filed on February 9, 2023.

(11)    Represents shares held by Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein. The business address of each is 405 Lexington Avenue, 58th Floor, New York, New York 10174. Information derived from a Schedule 13G/A filed on February 14, 2023.

(12)    Represents shares beneficially owned by Radcliffe Capital Management, L.P., a Delaware limited partnership, RGC Management Company, LLC, a Delaware limited liability company, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P., a Cayman Islands limited partnership, and Radcliffe SPAC GP, LLC, a Delaware limited liability company, the business address of each of which is 50 Monument Road, Suite 300, Bala Cynwyd, Pennsylvania 19004. Information derived from a Schedule 13G/A filed on February 14, 2022.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its proposed business combination and related matters, including the election of directors of the post-combination Company. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date.

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at c/o Graubard Miller, 405 Lexington Avenue, 44th Floor, New York, NY 10174.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Clean Energy Special Situations Corp.
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, NY 10174
Tel: (212) 818-8800

You may also contact the Company’s proxy solicitor, Advantage Proxy, Inc., at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than August 21, 2023.

ANNEX A

PROPOSED THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CLEAN ENERGY SPECIAL SITUATIONS CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of CLEAN ENERGY SPECIAL SITUATIONS CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Clean Energy Special Situations Corp.

2.      The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 2, 2020 and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August 25, 2021. An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 28, 2023. An Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on August __, 2023.

3.      This Amendment to the Amended and Restated Certificate of Incorporation further amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.      This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least a majority of the outstanding shares of common stock at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.      Section A.3 of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

3.      “Termination Date” means November 28, 2023; provided that such date may be extended six (6) times, at the discretion of the Corporation’s board of directors, for one (1) month each time by the Corporation upon the payment of $[•] for each month extended.

6.      Section J of ARTICLE SIXTH is hereby deleted and replaced in its entirety as follows:

         Prior to the consummation of a Business Combination, the Corporation may not issue any shares of Common Stock or any securities convertible into Common Stock which participate in or are otherwise entitled in any manner to any of the proceeds in the Trust Account or which vote as a class with the Common Stock on any matter.

Annex A-1

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this [•] day of August, 2023.

Raghu Kilambi Chief Executive Officer

Annex A-2

PRELIMINARY PROXY

CLEAN ENERGY SPECIAL SITUATIONS CORP.
c/o Graubard Miller
405 Lexington Avenue, 44th Floor
New York, NY 10174

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
August 24, 2023

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

CLEAN ENERGY SPECIAL SITUATIONS CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
August 24, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2023, in connection with the special meeting to be held at 11:00 a.m. Eastern Time on August 24, 2023, virtually, at https://www.cstproxy.com/swcspac/sm2023, and hereby appoints Raghu Kilambi and Alex Greystoke the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Clean Energy Special Situations Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE NOMINEES IN THE DIRECTOR ELECTION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 24, 2023: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/swcspac/sm2023.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to November 28, 2023; provided that such date may be extended six (6) times for one (1) month each time by the Corporation upon the payment of certain amounts.

	☐	☐	☐
Proposal 2 — Director Election Proposal	FOR	WITHHOLD

To elect the following directors, two individuals (Alex Greystoke and Candice Beaumont) to serve for a period of three years or until a successor is elected and qualified or such individuals’ earlier resignation or removal, and one individual (Nicholas Parker) to serve for a period of two years or until a successor is elected and qualified or such individual’s earlier resignation or removal:

	☐	☐
Alex Greystoke
Candice Beaumont	☐	☐
Nicholas Parker	☐	☐
YOU MAY GRANT AUTHORITY TO VOTE FOR UP TO THREE (3) NOMINEES ABOVE
Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐
Dated: ___________________________ 2023

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.